Inventories	6 Months Ended
Jun. 30, 2026
Inventories [Abstract]
INVENTORIES
6.	INVENTORIES

Inventories consist of the following:

	December 31,	June 30,
US$ thousands	2025	2026
Commodity inventories and trading goods	$32,602	$26,619
Allowance for inventory obsolescence	(8,620)	(2,974)
Total Inventory, net	23,982	23,645

The movement of inventory reserve was as follows:

SCHEDULE OF INVENTORY RESERVE

	Six months ended
Twelve months ended	December 31, 2025	June 30, 2026
Balance at beginning of year	$2,765	$8,620
Additional/(reversal) charge	5,579	(5,843)
Foreign currency translation difference	276	197
Balance at the end of year	$8,620	$2,974

The Company’s inventories primarily consist of commodity trading goods, including metal-related products, agricultural commodities, and other materials.

Inventories are stated at the lower of cost or net realizable value. The Company periodically reviews its inventories for slow-moving, excess or obsolete items and for declines in estimated net realizable value. In determining net realizable value, the Company considers, among other factors, observable commodity prices, inventory age, expected selling prices, historical transaction experience, market conditions and estimated costs to complete and sell.

During the six months ended June 30, 2026, no new inventory write-down was recognized. The decrease in the allowance for inventory obsolescence from approximately $8.6 million as of December 31, 2025 to approximately $3.0 million as of June 30, 2026 was primarily attributable to the derecognition of certain supercomputing servers that had been fully written down in the prior year.

In June 2026, the Company reached a settlement agreement with the supplier in respect of certain supercomputing servers purchased under contracts entered into in March 2024. Under the settlement agreement, the supplier agreed to refund the full contract amount of approximately RMB260.3 million and the Company agreed to return the 1,261 defective servers previously received.

The 1,261 servers had an original cost, excluding value-added tax, of approximately RMB40.1 million and had been fully written down as of December 31, 2025. Accordingly, their carrying amount was nil immediately prior to the settlement. Upon settlement and return of the servers, the related inventory and corresponding allowance for inventory obsolescence were derecognized. The refund attributable to the previously written-down inventory resulted in a gain of approximately RMB40.1 million (US$5.8 million) during the six months ended June 30, 2026. The gain arose from the settlement of the inventory purchase arrangement and did not represent a reversal of the inventory write-down recognized in the prior year.

The balance of the refund relating to the 3,184 undelivered servers represented recovery of the related supplier prepayment and did not result in a gain or loss.

Certain commodity inventories are held as part of the Company’s trading activities and may remain in inventory for extended periods pending favorable market conditions. Accordingly, actual realizable values may differ from management’s estimates and may be affected by future changes in commodity prices, market liquidity, customer demand and the timing of sale.